                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                             FIXED/ADJUSTABLE RATE
                      CUMULATIVE PREFERRED STOCK, SERIES D
                             (CUSIP NO. 653522771)
                    AT A PURCHASE PRICE OF $53.76 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
              ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL
 VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Series D Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SERIES D PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON            SERIES D PREFERRED STOCK TENDERED
                       CERTIFICATE(S)                                (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                   SERIES D          SHARES OF
                                                                                PREFERRED STOCK      SERIES D
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                                 SERIES D
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of Series D Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ] I have lost my certificate(s) that represented -------- shares of Fixed/Adjustable Rate Cumulative Preferred Stock,
     Series D and require assistance in obtaining replacement certificate(s). I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED SERIES D PREFERRED
     STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED SERIES D PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of Series D Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Fixed/Adjustable Rate Cumulative Preferred Stock, Series D (the "Series D Preferred Stock"), at $53.76 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Series D Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of Series D Preferred Stock that are being tendered herewith, or orders the registration of such shares of Series D Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Series D Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of Series D Preferred Stock or transfer ownership of such shares of Series D Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of Series D Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series D Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of Series D Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series D Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the Series D Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of Series D Preferred Stock tendered or may not be required to purchase any shares of the Series D Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of Series D Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of Series D Preferred Stock purchased, and return any shares of Series D Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of Series D Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of Series D Preferred Stock purchased and any certificates for shares of Series D Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of Series D Preferred Stock purchased and return any shares of Series D Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of Series D Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the Series D Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SERIES D PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of Series D Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of Series D Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of Series D Preferred Stock, or by person(s) authorized to become registered holders of shares of Series D Preferred Stock by endorsements on certificates for shares of Series D Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of Series D Preferred Stock and signatures on stock powers by registered holders of shares of Series D Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of Series D Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of Series D Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificate(s) to:

   Name:
        -----------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   [ ] Credit unpurchased shares of Series D Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
                      ---------------------------------

   Number of Account Party:
                           -------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of Series D Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of Series D Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificate(s) to:

   Name:
        -----------------------------------------------
                                    (PLEASE PRINT)

   Address:
           ------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                             FIXED/ADJUSTABLE RATE
                      CUMULATIVE PREFERRED STOCK, SERIES D

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 5,000)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series D Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of Series D Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of Series D Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Series D Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of Series D Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction 2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Series D Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of Series D Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of Series D Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of Series D Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of Series D Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3. DELIVERY OF LETTER OF TRANSMITTAL AND SERIES D PREFERRED STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of Series D Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of Series D Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of Series D Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF SERIES D PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Series D Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of Series D Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of Series D Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of Series D Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of Series D Preferred Stock which are to be tendered in the box entitled "Number of Shares of Series D Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of Series D Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of Series D Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of Series D Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of Series D Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of Series D Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of Series D Preferred Stock purchased is to be issued, or any shares of Series D Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of Series D Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of Series D Preferred Stock by book-entry transfer may request that shares of Series D Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of Series D Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of Series D Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of Series D Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of Series D Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of Series D Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of Series D Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of Series D Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 5,000 shares of Series D Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $0.75 per share of Series D Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
 Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                           Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
 [ ] Partnership   [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)

                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                    CUMULATIVE PREFERRED STOCK, 3.40% SERIES
                             (CUSIP NO. 653522201)
                    AT A PURCHASE PRICE OF $63.43 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER
  THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of 3.40% Series Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 3.40% SERIES PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          3.40% SERIES PREFERRED STOCK TENDERED
                   SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 3.40% SERIES        SHARES OF
                                                                                PREFERRED STOCK    3.40% SERIES
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                               3.40% SERIES
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of 3.40% Series Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of
    Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ]  I have lost my certificate(s) that represented
     --------------- shares of Cumulative Preferred Stock, 3.40%
     Series and require assistance in obtaining replacement certificate(s). I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED 3.40% SERIES
     PREFERRED STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED 3.40% SERIES PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of 3.40% Series Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Cumulative Preferred Stock, 3.40% Series (the "3.40% Series Preferred Stock"), at $63.43 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the 3.40% Series Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of 3.40% Series Preferred Stock that are being tendered herewith, or orders the registration of such shares of 3.40% Series Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of 3.40% Series Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of 3.40% Series Preferred Stock or transfer ownership of such shares of 3.40% Series Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of 3.40% Series Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 3.40% Series Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of 3.40% Series Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of 3.40% Series Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the 3.40% Series Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of 3.40% Series

Preferred Stock tendered or may not be required to purchase any shares of the 3.40% Series Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of 3.40% Series Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of 3.40% Series Preferred Stock purchased, and return any shares of 3.40% Series Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of 3.40% Series Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of 3.40% Series Preferred Stock purchased and any certificates for shares of 3.40% Series Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of 3.40% Series Preferred Stock purchased and return any shares of 3.40% Series Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of 3.40% Series Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the 3.40% Series Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 3.40% SERIES PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of 3.40% Series Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of 3.40% Series Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of 3.40% Series Preferred Stock, or by person(s) authorized to become registered holders of shares of 3.40% Series Preferred Stock by endorsements on certificates for shares of 3.40% Series Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of 3.40% Series Preferred Stock and signatures on stock powers by registered holders of shares of 3.40% Series Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 3.40% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 3.40% Series Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   Credit unpurchased shares of 3.40% Series Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
   -----------------------------------------------

   Number of Account Party:
   -----------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 3.40% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 3.40% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                    CUMULATIVE PREFERRED STOCK, 3.40% SERIES

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 2,500)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.40% Series Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of 3.40% Series Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of 3.40% Series Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.40% Series Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of 3.40% Series Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction
2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of 3.40% Series Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of 3.40% Series Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.40% Series Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of 3.40% Series Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of 3.40% Series Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3.  DELIVERY OF LETTER OF TRANSMITTAL AND 3.40% SERIES PREFERRED
STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of 3.40% Series Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of 3.40% Series Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of 3.40% Series Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF 3.40% SERIES PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of 3.40% Series Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of 3.40% Series Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of 3.40% Series Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of 3.40% Series Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of 3.40% Series Preferred Stock which are to be tendered in the box entitled "Number of Shares of 3.40% Series Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of 3.40% Series Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of 3.40% Series Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of 3.40% Series Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of 3.40% Series Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of 3.40% Series Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of 3.40% Series Preferred Stock purchased is to be issued, or any shares of 3.40% Series Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of 3.40% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of 3.40% Series Preferred Stock by book-entry transfer may request that shares of 3.40% Series Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of 3.40% Series Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of 3.40% Series Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of 3.40% Series Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of 3.40% Series Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of 3.40% Series Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of 3.40% Series Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of 3.40% Series Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 2,500 shares of 3.40% Series Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $1.50 per share of 3.40% Series Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                            Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
                          [ ] Partnership                  [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)

                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                    CUMULATIVE PREFERRED STOCK, 3.60% SERIES
                             (CUSIP NO. 653522300)
                    AT A PURCHASE PRICE OF $67.16 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
              ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL
 VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of 3.60% Series Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 3.60% SERIES PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          3.60% SERIES PREFERRED STOCK TENDERED
                   SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 3.60% SERIES        SHARES OF
                                                                                PREFERRED STOCK    3.60% SERIES
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                               3.60% SERIES
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of 3.60% Series Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of
    Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ] I have lost my certificate(s) that represented -------- shares of Cumulative Preferred Stock, 3.60% Series and require assistance in obtaining replacement certificate(s).
     I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED 3.60% SERIES
     PREFERRED STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED 3.60% SERIES PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of 3.60% Series Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Cumulative Preferred Stock, 3.60% Series (the "3.60% Series Preferred Stock"), at $67.16 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the 3.60% Series Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of 3.60% Series Preferred Stock that are being tendered herewith, or orders the registration of such shares of 3.60% Series Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of 3.60% Series Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of 3.60% Series Preferred Stock or transfer ownership of such shares of 3.60% Series Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of 3.60% Series Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 3.60% Series Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of 3.60% Series Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of 3.60% Series Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the 3.60% Series Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of 3.60% Series

Preferred Stock tendered or may not be required to purchase any shares of the 3.60% Series Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of 3.60% Series Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of 3.60% Series Preferred Stock purchased, and return any shares of 3.60% Series Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of 3.60% Series Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of 3.60% Series Preferred Stock purchased and any certificates for shares of 3.60% Series Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of 3.60% Series Preferred Stock purchased and return any shares of 3.60% Series Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of 3.60% Series Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the 3.60% Series Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 3.60% SERIES PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of 3.60% Series Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of 3.60% Series Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of 3.60% Series Preferred Stock, or by person(s) authorized to become registered holders of shares of 3.60% Series Preferred Stock by endorsements on certificates for shares of 3.60% Series Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of 3.60% Series Preferred Stock and signatures on stock powers by registered holders of shares of 3.60% Series Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 3.60% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 3.60% Series Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   Credit unpurchased shares of 3.60% Series Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
   -----------------------------------------------

   Number of Account Party:
   -----------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 3.60% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 3.60% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                    CUMULATIVE PREFERRED STOCK, 3.60% SERIES

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 2,500)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.60% Series Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of 3.60% Series Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of 3.60% Series Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.60% Series Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of 3.60% Series Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction
2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of 3.60% Series Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of 3.60% Series Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.60% Series Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of 3.60% Series Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of 3.60% Series Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3.  DELIVERY OF LETTER OF TRANSMITTAL AND 3.60% SERIES PREFERRED
STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of 3.60% Series Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of 3.60% Series Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of 3.60% Series Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF 3.60% SERIES PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of 3.60% Series Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of 3.60% Series Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of 3.60% Series Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of 3.60% Series Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of 3.60% Series Preferred Stock which are to be tendered in the box entitled "Number of Shares of 3.60% Series Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of 3.60% Series Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of 3.60% Series Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of 3.60% Series Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of 3.60% Series Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of 3.60% Series Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of 3.60% Series Preferred Stock purchased is to be issued, or any shares of 3.60% Series Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of 3.60% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of 3.60% Series Preferred Stock by book-entry transfer may request that shares of 3.60% Series Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of 3.60% Series Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of 3.60% Series Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of 3.60% Series Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of 3.60% Series Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of 3.60% Series Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of 3.60% Series Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of 3.60% Series Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 2,500 shares of 3.60% Series Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $1.50 per share of 3.60% Series Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                                    Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
                          [ ] Partnership                  [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)

                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                    CUMULATIVE PREFERRED STOCK, 3.90% SERIES
                             (CUSIP NO. 653522409)
                    AT A PURCHASE PRICE OF $72.76 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER
  THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of 3.90% Series Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 3.90% SERIES PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          3.90% SERIES PREFERRED STOCK TENDERED
                   SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 3.90% SERIES        SHARES OF
                                                                                PREFERRED STOCK    3.90% SERIES
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                               3.90% SERIES
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of 3.90% Series Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of
    Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ] I have lost my certificate(s) that represented -------- shares of Cumulative Preferred Stock, 3.90% Series and require assistance in obtaining replacement certificate(s).
     I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED 3.90% SERIES
     PREFERRED STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED 3.90% SERIES PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of 3.90% Series Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Cumulative Preferred Stock, 3.90% Series (the "3.90% Series Preferred Stock"), at $72.76 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the 3.90% Series Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of 3.90% Series Preferred Stock that are being tendered herewith, or orders the registration of such shares of 3.90% Series Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of 3.90% Series Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of 3.90% Series Preferred Stock or transfer ownership of such shares of 3.90% Series Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of 3.90% Series Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 3.90% Series Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of 3.90% Series Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of 3.90% Series Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the 3.90% Series Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of 3.90% Series

Preferred Stock tendered or may not be required to purchase any shares of the 3.90% Series Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of 3.90% Series Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of 3.90% Series Preferred Stock purchased, and return any shares of 3.90% Series Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of 3.90% Series Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of 3.90% Series Preferred Stock purchased and any certificates for shares of 3.90% Series Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of 3.90% Series Preferred Stock purchased and return any shares of 3.90% Series Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of 3.90% Series Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the 3.90% Series Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 3.90% SERIES PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of 3.90% Series Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of 3.90% Series Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of 3.90% Series Preferred Stock, or by person(s) authorized to become registered holders of shares of 3.90% Series Preferred Stock by endorsements on certificates for shares of 3.90% Series Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of 3.90% Series Preferred Stock and signatures on stock powers by registered holders of shares of 3.90% Series Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 3.90% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 3.90% Series Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   Credit unpurchased shares of 3.90% Series Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
   -----------------------------------------------

   Number of Account Party:
   -----------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 3.90% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 3.90% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                    CUMULATIVE PREFERRED STOCK, 3.90% SERIES

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 2,500)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.90% Series Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of 3.90% Series Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of 3.90% Series Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.90% Series Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of 3.90% Series Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction
2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of 3.90% Series Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of 3.90% Series Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of 3.90% Series Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of 3.90% Series Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of 3.90% Series Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3.  DELIVERY OF LETTER OF TRANSMITTAL AND 3.90% SERIES PREFERRED
STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of 3.90% Series Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of 3.90% Series Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of 3.90% Series Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF 3.90% SERIES PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of 3.90% Series Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of 3.90% Series Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of 3.90% Series Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of 3.90% Series Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of 3.90% Series Preferred Stock which are to be tendered in the box entitled "Number of Shares of 3.90% Series Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of 3.90% Series Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of 3.90% Series Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of 3.90% Series Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of 3.90% Series Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of 3.90% Series Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of 3.90% Series Preferred Stock purchased is to be issued, or any shares of 3.90% Series Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of 3.90% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of 3.90% Series Preferred Stock by book-entry transfer may request that shares of 3.90% Series Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of 3.90% Series Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of 3.90% Series Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of 3.90% Series Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of 3.90% Series Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of 3.90% Series Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of 3.90% Series Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of 3.90% Series Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 2,500 shares of 3.90% Series Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $1.50 per share of 3.90% Series Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                                          Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
                          [ ] Partnership                  [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)

                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                    CUMULATIVE PREFERRED STOCK, 4.10% SERIES
                             (CUSIP NO. 653522508)
                    AT A PURCHASE PRICE OF $76.49 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
              ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL
 VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of 4.10% Series Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 4.10% SERIES PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          4.10% SERIES PREFERRED STOCK TENDERED
                   SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 4.10% SERIES        SHARES OF
                                                                                PREFERRED STOCK    4.10% SERIES
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                               4.10% SERIES
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of 4.10% Series Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of
    Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ] I have lost my certificate(s) that represented -------- shares of Cumulative Preferred Stock, 4.10% Series and require assistance in obtaining replacement certificate(s).
     I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED 4.10% SERIES
     PREFERRED STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED 4.10% SERIES PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of 4.10% Series Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Cumulative Preferred Stock, 4.10% Series (the "4.10% Series Preferred Stock"), at $76.49 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the 4.10% Series Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of 4.10% Series Preferred Stock that are being tendered herewith, or orders the registration of such shares of 4.10% Series Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of 4.10% Series Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of 4.10% Series Preferred Stock or transfer ownership of such shares of 4.10% Series Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of 4.10% Series Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 4.10% Series Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of 4.10% Series Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of 4.10% Series Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the 4.10% Series Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of 4.10% Series

Preferred Stock tendered or may not be required to purchase any shares of the 4.10% Series Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of 4.10% Series Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of 4.10% Series Preferred Stock purchased, and return any shares of 4.10% Series Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of 4.10% Series Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of 4.10% Series Preferred Stock purchased and any certificates for shares of 4.10% Series Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of 4.10% Series Preferred Stock purchased and return any shares of 4.10% Series Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of 4.10% Series Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the 4.10% Series Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 4.10% SERIES PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of 4.10% Series Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of 4.10% Series Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of 4.10% Series Preferred Stock, or by person(s) authorized to become registered holders of shares of 4.10% Series Preferred Stock by endorsements on certificates for shares of 4.10% Series Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of 4.10% Series Preferred Stock and signatures on stock powers by registered holders of shares of 4.10% Series Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 4.10% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 4.10% Series Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   Credit unpurchased shares of 4.10% Series Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
   ------------------------------------------------

   Number of Account Party:
   ------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 4.10% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 4.10% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                    CUMULATIVE PREFERRED STOCK, 4.10% SERIES

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 2,500)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of 4.10% Series Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of 4.10% Series Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of 4.10% Series Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of 4.10% Series Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of 4.10% Series Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction
2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of 4.10% Series Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of 4.10% Series Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of 4.10% Series Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of 4.10% Series Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of 4.10% Series Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3.  DELIVERY OF LETTER OF TRANSMITTAL AND 4.10% SERIES PREFERRED
STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of 4.10% Series Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of 4.10% Series Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of 4.10% Series Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF 4.10% SERIES PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of 4.10% Series Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of 4.10% Series Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of 4.10% Series Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of 4.10% Series Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of 4.10% Series Preferred Stock which are to be tendered in the box entitled "Number of Shares of 4.10% Series Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of 4.10% Series Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of 4.10% Series Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of 4.10% Series Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of 4.10% Series Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of 4.10% Series Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of 4.10% Series Preferred Stock purchased is to be issued, or any shares of 4.10% Series Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of 4.10% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of 4.10% Series Preferred Stock by book-entry transfer may request that shares of 4.10% Series Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of 4.10% Series Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of 4.10% Series Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of 4.10% Series Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of 4.10% Series Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of 4.10% Series Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of 4.10% Series Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of 4.10% Series Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 2,500 shares of 4.10% Series Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $1.50 per share of 4.10% Series Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                                          Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
                          [ ] Partnership                  [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)

                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                    CUMULATIVE PREFERRED STOCK, 4.85% SERIES
                             (CUSIP NO. 653522607)
                    AT A PURCHASE PRICE OF $90.49 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
              ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL
 VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of 4.85% Series Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 4.85% SERIES PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          4.85% SERIES PREFERRED STOCK TENDERED
                   SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 4.85% SERIES        SHARES OF
                                                                                PREFERRED STOCK    4.85% SERIES
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                               4.85% SERIES
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of 4.85% Series Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of
    Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ] I have lost my certificate(s) that represented -------- shares of Cumulative Preferred Stock, 4.85% Series and require assistance in obtaining replacement certificate(s).
     I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED 4.85% SERIES
     PREFERRED STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED 4.85% SERIES PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of 4.85% Series Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Cumulative Preferred Stock, 4.85% Series (the "4.85% Series Preferred Stock"), at $90.49 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the 4.85% Series Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of 4.85% Series Preferred Stock that are being tendered herewith, or orders the registration of such shares of 4.85% Series Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of 4.85% Series Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of 4.85% Series Preferred Stock or transfer ownership of such shares of 4.85% Series Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of 4.85% Series Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 4.85% Series Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of 4.85% Series Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of 4.85% Series Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the 4.85% Series Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of 4.85% Series

Preferred Stock tendered or may not be required to purchase any shares of the 4.85% Series Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of 4.85% Series Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of 4.85% Series Preferred Stock purchased, and return any shares of 4.85% Series Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of 4.85% Series Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of 4.85% Series Preferred Stock purchased and any certificates for shares of 4.85% Series Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of 4.85% Series Preferred Stock purchased and return any shares of 4.85% Series Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of 4.85% Series Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the 4.85% Series Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 4.85% SERIES PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of 4.85% Series Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of 4.85% Series Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of 4.85% Series Preferred Stock, or by person(s) authorized to become registered holders of shares of 4.85% Series Preferred Stock by endorsements on certificates for shares of 4.85% Series Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of 4.85% Series Preferred Stock and signatures on stock powers by registered holders of shares of 4.85% Series Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 4.85% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 4.85% Series Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   Credit unpurchased shares of 4.85% Series Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
   ------------------------------------------------

   Number of Account Party:
   ------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 4.85% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 4.85% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                    CUMULATIVE PREFERRED STOCK, 4.85% SERIES

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 2,500)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of 4.85% Series Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of 4.85% Series Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of 4.85% Series Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of 4.85% Series Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of 4.85% Series Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction
2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of 4.85% Series Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of 4.85% Series Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of 4.85% Series Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of 4.85% Series Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of 4.85% Series Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3.  DELIVERY OF LETTER OF TRANSMITTAL AND 4.85% SERIES PREFERRED
STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of 4.85% Series Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of 4.85% Series Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of 4.85% Series Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF 4.85% SERIES PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of 4.85% Series Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of 4.85% Series Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of 4.85% Series Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of 4.85% Series Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of 4.85% Series Preferred Stock which are to be tendered in the box entitled "Number of Shares of 4.85% Series Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of 4.85% Series Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of 4.85% Series Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of 4.85% Series Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of 4.85% Series Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of 4.85% Series Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of 4.85% Series Preferred Stock purchased is to be issued, or any shares of 4.85% Series Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of 4.85% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of 4.85% Series Preferred Stock by book-entry transfer may request that shares of 4.85% Series Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of 4.85% Series Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of 4.85% Series Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of 4.85% Series Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of 4.85% Series Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of 4.85% Series Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of 4.85% Series Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of 4.85% Series Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 2,500 shares of 4.85% Series Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $1.50 per share of 4.85% Series Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
                                                        Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                                          Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
                          [ ] Partnership                  [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)

                             LETTER OF TRANSMITTAL
                                       OF
                        NIAGARA MOHAWK POWER CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 27, 2002

            THIS LETTER OF TRANSMITTAL IS BEING USED WITH RESPECT TO
                    CUMULATIVE PREFERRED STOCK, 5.25% SERIES
                             (CUSIP NO. 653522706)
                    AT A PURCHASE PRICE OF $93.58 PER SHARE

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 27, 2002, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED OR TERMINATED, AN "EXPIRATION DATE").

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                                   By Hand:                            By Overnight Delivery:
           The Bank of New York                       The Bank of New York                       The Bank of New York
        Niagara Mohawk PFD Tender                   Reorganization Services                   Niagara Mohawk PFD Tender
              PO Box 859208                       One Wall Street -- 3rd Floor                    165 Bay State Road
         Braintree, MA 02185-9208                      New York, NY 10286                        Braintree, MA 02184

                                 By Facsimile:
                                 (781) 380-3388

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
              ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL
 VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID
                          DELIVERY TO THE DEPOSITARY.

    You must sign this Letter of Transmittal in the appropriate space therefor provided below.

    YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of 5.25% Series Preferred Stock (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    IF YOU HAVE ANY QUESTIONS ABOUT HOW TO FILL OUT THIS LETTER OF TRANSMITTAL PLEASE CONTACT D.F. KING & CO., THE INFORMATION AGENT, AT (888) 414-5566 (TOLL
FREE).

------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF 5.25% SERIES PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          5.25% SERIES PREFERRED STOCK TENDERED
                   SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF SHARES OF        NUMBER OF
                                                                                 5.25% SERIES        SHARES OF
                                                                                PREFERRED STOCK    5.25% SERIES
                                                                                  REPRESENTED        PREFERRED
                                                                CERTIFICATE           BY               STOCK
                                                                NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                               TOTAL NUMBER
                                                               OF SHARES OF
                                                               5.25% SERIES
                                                              PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares of 5.25% Series Preferred Stock represented by any certificate delivered to the Depositary are being tendered. See Instruction 5 of this Letter of
    Transmittal.
------------------------------------------------------------------------------------------------------------------

Please check the applicable box below.

[ ] I have lost my certificate(s) that represented -------- shares of Cumulative Preferred Stock, 5.25% Series and require assistance in obtaining replacement certificate(s).
     I understand that checking this box does not mean that my shares have been validly tendered and that I must contact the Depositary to obtain instructions for replacing lost certificates. (See Instruction 9 of this Letter of Transmittal.)
[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED 5.25% SERIES
     PREFERRED STOCK ARE ENCLOSED HEREWITH.
[ ]  CHECK HERE IF TENDERED 5.25% SERIES PREFERRED STOCK IS BEING
     DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT
     AT THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Niagara Mohawk Power Corporation (the "Company"), a New York corporation, the shares in the amount set forth in the box "Description of 5.25% Series Preferred Stock Tendered" pursuant to the Company's offer to purchase any and all of its Cumulative Preferred Stock, 5.25% Series (the "5.25% Series Preferred Stock"), at $93.58 per share, upon the terms and subject to the conditions set forth in its Offer to Purchase dated February 27, 2002 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the 5.25% Series Preferred Stock tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares of 5.25% Series Preferred Stock that are being tendered herewith, or orders the registration of such shares of 5.25% Series Preferred Stock tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of 5.25% Series Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     - deliver certificates representing such shares of 5.25% Series Preferred Stock or transfer ownership of such shares of 5.25% Series Preferred Stock on the account books maintained by the DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

     - present such shares of 5.25% Series Preferred Stock for transfer on the books of the Company; and

     - receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of 5.25% Series Preferred Stock, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

     - the undersigned has full power and authority to tender, sell, assign and transfer the shares of 5.25% Series Preferred Stock tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims;

     - the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

     - the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of 5.25% Series Preferred Stock tendered hereby; and

     - the undersigned has read, understands and agrees to all of the terms of the Offer.

     The undersigned understands that the valid tenders of the 5.25% Series Preferred Stock pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares of 5.25% Series

Preferred Stock tendered or may not be required to purchase any shares of the 5.25% Series Preferred Stock tendered hereby or may accept for payment fewer than all of the shares of 5.25% Series Preferred Stock tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions" of this Letter of Transmittal, please issue the check for the purchase price of any shares of 5.25% Series Preferred Stock purchased, and return any shares of 5.25% Series Preferred Stock not tendered or not purchased, in the name(s) of the undersigned and, in the case of shares of 5.25% Series Preferred Stock tendered by book-entry transfer, by credit to the account at the DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" of this Letter of Transmittal, please mail the check for the purchase price of any shares of 5.25% Series Preferred Stock purchased and any certificates for shares of 5.25% Series Preferred Stock not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares of 5.25% Series Preferred Stock purchased and return any shares of 5.25% Series Preferred Stock not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of 5.25% Series Preferred Stock from the name of the registered holder(s) thereof if the Company does not accept for payment any shares of the 5.25% Series Preferred Stock so tendered.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF 5.25% SERIES PREFERRED STOCK)

     This Letter of Transmittal must be signed by the registered holder(s) of 5.25% Series Preferred Stock exactly as their name(s) appear(s) on certificate(s) for shares of 5.25% Series Preferred Stock or, if tendered by a participant in the DTC system, exactly as such participant's name appears on a security position listing as the owner of shares of 5.25% Series Preferred Stock, or by person(s) authorized to become registered holders of shares of 5.25% Series Preferred Stock by endorsements on certificates for shares of 5.25% Series Preferred Stock or by stock powers transmitted with this Letter of Transmittal. Endorsements on shares of 5.25% Series Preferred Stock and signatures on stock powers by registered holders of shares of 5.25% Series Preferred Stock not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 2 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officers of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 1 below.

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------ , 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 1 AND 2)

Name of Firm:
--------------------------------------------------------------------------------

Address and Telephone Number:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Printed Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2002

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 6 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 5.25% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 5.25% Series Preferred Stock not tendered or not purchased are to be issued in the name of someone other the undersigned.

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

   Credit unpurchased shares of 5.25% Series Preferred Stock by book-entry to the book-entry transfer facility account set forth below:

   DTC Account Number:
   ------------------------------------------------

   Number of Account Party:
   ------------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 2 AND 7)

        To be completed ONLY if the check for the purchase price of shares of 5.25% Series Preferred Stock purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for shares of 5.25% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

                                 NIAGARA MOHAWK
                    CUMULATIVE PREFERRED STOCK, 5.25% SERIES

COMPLETE ONLY IF APPLICABLE:

                               SOLICITED TENDERS

     As described in the Offer to Purchase, dated February 27, 2002, Niagara Mohawk will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase, Retail Soliciting Dealer Fees (see Instruction 12) to designated soliciting dealers (as described in the Offer to Purchase).

     The above signed represents that the soliciting dealer that solicited and obtained this tender is:

Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker:
--------------------------------------------------------------------------------

Telephone Number of Broker:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

     If shares specified in this Letter of Transmittal are held by the above signed as custodian, specify below each beneficial owner of such shares whose tender you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

NAME OF                                                                      NUMBER OF PREFERRED SHARES
BENEFICIAL OWNER                                                              (MUST BE LESS THAN 2,500)
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------
----------------------------------------------------------   ----------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase; (c) in soliciting a tender, it has used no solicitation materials other than those furnished by Niagara Mohawk; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations. See also Instruction 12.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Attention:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Phone Number:
             ---------------------
Taxpayer Identification or Social Security Number:
                                                  ------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of 5.25% Series Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares of 5.25% Series Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of 5.25% Series Preferred Stock tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of 5.25% Series Preferred Stock tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of 5.25% Series Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution (as defined in Instruction
2).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of 5.25% Series Preferred Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares of 5.25% Series Preferred Stock. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     2. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the shares of 5.25% Series Preferred Stock (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of 5.25% Series Preferred Stock) tendered herewith and such holder(s) have not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such shares of 5.25% Series Preferred Stock is tendered for the account of an Eligible Institution. See Instruction 1 above.

     3.  DELIVERY OF LETTER OF TRANSMITTAL AND 5.25% SERIES PREFERRED
STOCK. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares of 5.25% Series Preferred Stock is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares of 5.25% Series Preferred Stock, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all shares of 5.25% Series Preferred Stock delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the depositary and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in DTC tendering the preferred shares that are the subject of such book-entry confirmation agreeing to be bound by the terms of the Letter of Transmittal and that we may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SHARES OF 5.25% SERIES PREFERRED STOCK AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of 5.25% Series Preferred Stock will be purchased. By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the shares of 5.25% Series Preferred Stock.

     4. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares of 5.25% Series Preferred Stock should be listed on a separate schedule attached hereto.

     5. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares of 5.25% Series Preferred Stock represented by any certificate delivered to the Depositary are to be tendered, fill in the number of shares of 5.25% Series Preferred Stock which are to be tendered in the box entitled "Number of Shares of 5.25% Series Preferred Stock Tendered." In such case, a new certificate for the remainder of the shares of 5.25% Series Preferred Stock represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares of 5.25% Series Preferred Stock represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of 5.25% Series Preferred Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or shares of 5.25% Series Preferred Stock not tendered or not purchased is to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of shares of 5.25% Series Preferred Stock to the Company pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any shares of 5.25% Series Preferred Stock purchased is to be issued, or any shares of 5.25% Series Preferred Stock not tendered or not purchased is to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for shares of 5.25% Series Preferred Stock not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering shares of 5.25% Series Preferred Stock by book-entry transfer may request that shares of 5.25% Series Preferred Stock not purchased be credited to such account at any of the book-entry transfer facilities as such shareholder may designate under "Special Payment Instructions" above. If no such instructions are given, any such shares of 5.25% Series Preferred Stock not purchased will be returned by crediting the account at the book-entry transfer facilities at DTC.

     8. SUBSTITUTE FORM W-9 AND W-8BEN. Under the federal income tax laws, the Depositary will be required to withhold 30% of the amount of any payments made to certain shareholders pursuant to the Offer, as described below. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the substitute Form W-9 included below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the substitute Form W-9 by providing his or her correct TIN, signing and dating the form and writing "exempt" on the face of the form. Noncorporate foreign shareholders must instead submit to the Depositary a properly completed Form W-8BEN, Certificate of Foreign Status (which the Depositary will provide upon request), signed under penalties of perjury, attesting to such person's exempt status. For further information concerning backup withholding and instructions for completing the substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

     Failure to complete the substitute Form W-9 or Form W-8BEN will not, by itself, cause shares of 5.25% Series Preferred Stock to be deemed invalidly tendered but may require the Depositary to withhold 30% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If a certificate that represents shares of 5.25% Series Preferred Stock has been mutilated, lost, stolen or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box and (ii) contact the Depositary immediately. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

     10. IRREGULARITIES. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares of 5.25% Series Preferred Stock will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of shares of 5.25% Series Preferred Stock that it determines are not in proper form or the acceptance for payment of or payment for shares of 5.25% Series Preferred Stock that may, in the opinion of the Company's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, the Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of shares of 5.25% Series Preferred Stock, and its interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be made to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent.

     12. RETAIL SOLICITING DEALER FEE INSTRUCTIONS. Upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, in the event that the relevant beneficial owner so designates, the Company will pay, promptly after the Expiration Date, to persons who were responsible for soliciting tenders from beneficial owners whose individual ownership is less than 2,500 shares of 5.25% Series Preferred Stock, a fee (the "Retail Soliciting Dealer Fee") equal to $1.50 per share of 5.25% Series Preferred Stock for which instructions to tender have been given due to the efforts of such soliciting person, provided that the instructions and Letter of Transmittal relating thereto have been validly delivered. The "Solicited Tenders Box" should be completed to designate a soliciting dealer. No person may receive the Retail Soliciting Dealer Fee unless such person is (i) a broker or dealer in securities, including the dealer manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (ii) a foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the U.S. to the same extent as though it were an NASD member or (iii) a bank or trust company legally authorized to receive such fees. Beneficial owners are able to nominate such retail soliciting dealers in the appropriate section of this Letter of Transmittal. Participants in DTC will be required to undertake to distribute the related Retail Soliciting Dealer Fee to such persons as appropriate. Neither the Company nor the Dealer Manager will be responsible for making such distribution or for ensuring that DTC participants make such distribution.

---------------------------------------------------------------------------------------------------------------------------

          SUBSTITUTE            PART 1 -- Taxpayer Identification
           FORM W-9             Number -- For all accounts, enter your
  DEPARTMENT OF THE TREASURY    taxpayer identification number in the
   INTERNAL REVENUE SERVICE     appropriate box. For most individuals and
                                sole proprietors, this is your Social          --------------------------------------------
                                Security Number. For other entities, it is     Social Security Number
                                your Employer Identification Number. If you
                                do not have a number, see "How to Obtain a     OR
                                TIN" in the enclosed Guidelines. Note: If    ---------------------------------------
                                the account is in more than one name, see      Employer Identification Number
                                the chart in the enclosed Guidelines to
                                determine what number to enter.
                               ------------------------------------------------------------------------------------------
                                PART II -- Certification -- Under penalties of perjury, I certify that:
                                (1)(a) The number shown on this form is my correct taxpayer identification number or (b) a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
                                Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time payment is made to me pursuant to the Offer,
                                30% of all reportable payments made to me pursuant to the Offer will be withheld;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or
 PAYER'S REQUEST FOR TAXPAYER   dividends, or (c) after being so notified, the IRS had notified me that I am no longer
    IDENTIFICATION NUMBER       subject to backup withholding;
                                (3) I am a U.S. person (including a U.S. resident alien); and
                                (4) Any information provided on this form is true, correct and complete.
---------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
 IRS that you are subject to backup withholding because of underreporting interest or dividends      PART III
 on your tax return. However, if after being notified by the IRS that you were subject to backup     Awaiting TIN [ ]
 withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are awaiting the issuance of a
 taxpayer identification number, check the box in Part III. If you are exempt from backup            PART IV
 withholding, check the box in Part IV.                                                              Exempt from Backup
                                                                                                     Withholding [ ]
---------------------------------------------------------------------------------------------------------------------------
Signature:
---------------------------------------------------------------------------------------------------------------------------

 Name:                                                                          Date:
 --------------------------------------------------------------------------------------------------------------------------

 Address:
 --------------------------------------------------------------------------------------------------------------------------

 (Please Print)

 Check appropriate box:   [ ] Individual/Sole proprietor   [ ] Corporation
                          [ ] Partnership                  [ ] Other
--------------------------------------------------------------------------------

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
 REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                 ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

  Questions regarding how to tender and requests for additional copies of this document, the Offer to Purchase or other documents related to the Offer should be directed to the Information Agent.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                           (888) 414-5566 (toll free)

  Questions regarding the terms of the offer should be directed to the Dealer
                                    Manager.

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.
                      4 World Financial Center, 7th Floor
                               New York, NY 10080
                     Attention: Liability Management Group
                           (888) ML4-TNDR (654-8637)